                                                                 EXHIBIT 10.25.1
                                                CONFIDENTIAL TREATMENT REQUESTED

                               AMENDMENT NO. R TO

      INTEL CORPORATE EQUIPMENT AND SERVICE PURCHASE AGREEMENT NO. C-05673

                                    BETWEEN

                     INTEL CORPORATION AND FORMFACTOR, INC.

For valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, Intel Corporation ("Buyer") and FormFactor, Inc. ("Seller") hereby amend the above referenced Intel Corporation Purchase Agreement No. C-05673 (the "Agreement") as set forth hereafter.

1.    EFFECTIVE DATE.

            The Effective Date of this amendment ("Amendment") shall be 2-4-02.

2.    DEFINITIONS.

            Unless provided otherwise in this Amendment, each term appearing in this Amendment shall have the same meaning as given in the Agreement.

3.    AMENDMENTS.

            By executing this Amendment, Buyer and Seller are amending the Agreement to add the terms and conditions applicable to Flash Products as set forth in Exhibits A attached hereto and incorporated herein by this reference.

4.    LEGAL EFFECT ON AGREEMENT.

            As amended by this Amendment, all provisions of the Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall take precedence.

INTEL CORPORATION                           FORMFACTOR, INC.

By: /s/ Bill deDiego                        By: /s/ David Browne
    --------------------------------            --------------------------------
        Bill deDiego                                David Browne
------------------------------------        ------------------------------------
(Printed Name)                              (Printed Name)

        Commodity Manager                           Technical Sales Manager
------------------------------------        ------------------------------------
(Title)                                     (Title)

        5-7-02                                      5/22/02
------------------------------------        ------------------------------------
(Date)                                      (Date)


* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT A

                                 FLASH PRODUCTS

1. The prices in Tables 1 and 2, below, apply to all purchase orders submitted by Buyer to Seller for * * * and * * * Flash memory probe cards meeting the following requirements: (i) pitch * * *um; (ii) pad size * * *um; (iii) maximum of * * * pads per die; (iv) use of * * * (* * * inches) or * * * (* * * inches) space transformer; and (v) technical specifications in Buyer Procurement Document * * *, or as otherwise mutually agreed upon by Buyer and Seller ("Flash SIU").

                                    TABLE 1
                                 * * * Pricing

      Quantity          Base Prices     * * * After     * * * After * * *     After * * * cards or
  Per Design Tier                       * * * Cards           Cards              as of 1/1/2003
    First * * *            * * *           * * *              * * *                   * * *
* * * Through * * *        * * *           * * *              * * *                   * * *
* * * Through * * *        * * *           * * *              * * *                   * * *
* * * Through * * *        * * *           * * *              * * *                   * * *
       >* * *              * * *           * * *              * * *                   * * *

                                    TABLE 2
                                 * * * Pricing

                       Quantity                   For 2002
                   Per Design Tier
                     First * * *                    * * *
                 * * * Through * * *                * * *
                 * * * Through * * *                * * *
                 * * * Through * * *                * * *
                        >* * *                      * * *

            (a) In addition to the price schedules of Tables 1 and 2, Seller will provide a * * * on * * *, respectively; provided, however, that in all events the applicable * * * will not be implemented prior to * * *, even if * * * exceed the * * * threshold.

            (b) Seller shall provide an * * * on * * * exceed * * *, respectively.

            (c)   Seller shall provide a * * * on * * *.

2. The prices for Flash SIU purchase orders submitted by Buyer to Seller that do not meet all of the following requirements: (i) pitch * * *um; (ii) pad size * * *um; (iii) maximum of * * * pads per die; (iv) use of * * *; and
      (v) FFI design rules, will be quoted on a case-by-case basis.

3. The quantities called out in Table 1 and Table 2, above, are for each different new Flash SIU design. That is, the quantities of a first article design and re-orders of the same design may be combined within the "Quantity Per Design Tier" when calculating whether a particular identified quantity level is met. By way of example, if a first article design is placed for * * * cards, and a re-order is subsequently (i.e., on any day subsequent to the day the first article design order was placed) placed for * * * cards, the first article design order shall be subject to the pricing in the "First * * *" quantity level, and then * * * of the cards in the reorder will be subject to the pricing in the "First * * *" quantity level, and the remaining * * * cards in the reorder will be subject to the pricing in the "* * * through * * *" quantity level. In no event will the pricing of a first article design order, or a subsequent re-order, be revisited or revised in view of subsequent purchases or demand,


* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

      even if a significant volume purchase order is ultimately placed by Buyer. The quantity of one design cannot be added to the quantity of another design to use the prices in each Quantity Per Design Tier.

4. The prices shown in Tables 1 and 2, and paragraphs 1.a) through l.c) will not be combined with any other pricing modifications that the parties may negotiate in the future and are valid through * * *.

5. For Flash SIU purchase orders with more than * * * cards, all cards will be priced against the applicable cumulative quantity price.

6.    A minimum order value of * * * is required for each new * * *.

7.    The NRE for each new * * * shall comply with Table 3, below.

                                    TABLE 3
                         NRE for New Flash SIU Designs

                      Design requirements                                        NRE
 Only requires a new PCB or a modification to an existing PCB                   * * *
                    Only requires a new MLC                                     * * *
                        New MLC and PCB                                         * * *

8. If Seller is able to reuse previous NRE work, the NRE will be quoted on a case-by-case bases.

9. Table 4, below, sets forth the * * * that will apply to * * * by Seller as indicated below, if any, of only the following probe cards: * * *.

                                    TABLE 4
                                     * * *

                        Days * * *                * * *
                           * * *                  * * *
                           * * *                  * * *
                           * * *                  * * *
                           * * *                  * * *
                           * * *                  * * *

      (a) The * * * is taken from the then-applied price for the card.

      (b) The * * * is taken on the card(s) that are * * *, and not on all cards within the purchase order.

      (c) No * * * will apply:

            (i)   in the event that Seller's * * * is * * * based upon a * * *.

            (ii) if the cause of * * * is due, in whole or in part, to a cause other than Seller's (or Seller's suppliers or vendors) own
                  * * *.

            (iii) for designs that do not meet the specification requirements for the established pricing tables.

10. First Article Lead-times for * * * probe cards that meet the requirements set forth in Paragraph 1, above, shall be:

            * * * weeks as of * * *

            * * * weeks as of * * *

            * * * weeks as of * * *

      Lead-time is measured from the time that FFI receives both the complete data sheet and specifications for the particular * * * probe card being ordered, and the purchase order that meets the minimum order requirement. Lead-times exclude scheduled vendors and FFI holidays. Seller's annual Holiday schedule will be provided to Intel promptly upon Seller finalizing the same for any given year during the term. The additional Lead-time due to vendor and FFI holidays will not exceed * * *. Seller is currently developing its * * * probe cards. In the event that Buyer qualifies Seller's * * * probe cards, Seller will offer a * * * first article lead time for up to * * * probe cards.


* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

11. Reorder Lead-times for * * * probe cards that meet the requirements set forth in Paragraph 1, above, shall be:

            (i)   * * * weeks for forecasted orders

            (ii) * * * weeks for forecasted orders where FFI has required MLC inventory in house

            (iii) * * * weeks for unforecasted orders without MLC inventory at
                  FFI


* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.